EXHIBIT 10.76
                     INTERCREDITOR AGREEMENT


          This INTERCREDITOR AGREEMENT (as amended, supplemented, replaced, restated or otherwise modified, in each case from time to time, this "Intercreditor Agreement"), dated as of March 30, 1994, is made and entered into by and among Gottschalks Inc., a Delaware corporation ("Borrower"), Wells Fargo Bank, N.A. ("Wells Fargo"), and Barclays Business Credit, Inc. ("Barclays").

                            RECITALS

     A. Borrower is indebted to Wells Fargo for funds borrowed over several years. Pursuant to that certain 1994 Amended and Restated Credit Agreement of even date herewith between Borrower and Wells Fargo (the "Bank Credit Agreement"), Wells Fargo and Borrower have amended and restated the terms of the Existing Credit Agreement (as defined in the Bank Credit Agreement) to provide that, among other things, Wells Fargo will make a New Term Loan (as defined in the Bank Credit Agreement) in the original principal amount of $6,000,000, and Borrower will reaffirm its obligations with respect to the Existing Term Loan (as defined in the Bank Credit Agreement) in the original principal amount of $19,000,000.

     B. Pursuant to that certain Assignment and Acceptance of even date herewith between Wells Fargo and Barclays, Wells Fargo has assigned to Barclays, and Barclays has accepted, all of Wells Fargo's rights and obligations with respect to the Existing Revolver (as defined in the Bank Credit Agreement) and certain collateral therefor. Pursuant to that certain Loan and Security Agreement of even date herewith between Barclays and Borrower (the "Barclays Loan Agreement"), immediately after such assignment and acceptance Barclays and Borrower amended and restated the terms of the Existing Revolver to provide that, among other things, Barclays will make available to Borrower a $35,000,000 secured revolving credit facility (the "Barclays Revolving Debt").

     C. It is a condition precedent to the effectiveness of the Bank Credit Agreement and the Barclays Loan Agreement that, inter alia, Borrower grant or reaffirm certain liens and security interests, as follows: (i) in favor of Barclays to secure repayment of the Barclays Obligations (as defined herein), a first priority security interest in the Barclays Primary Collateral (as defined herein) and a second priority security interest in the Bank Primary Collateral (as defined herein); and
(ii) in favor of Wells Fargo to secure repayment of the Bank Obligations (as defined herein), a first priority lien on and security interest in the Bank Primary Collateral (as defined herein), and a second priority security interest in the Barclays Primary Collateral.

     D. Pursuant to the Barclays Loan Agreement and those certain Deeds of Trust with Assignments of Rents, each of even date herewith, between Borrower and Barclays (each a "Second Deed of Trust" and collectively the "Second Deeds of Trust") recorded in the applicable Counties in the State of California, Borrower has granted to Barclays to secure repayment of the Barclays Obligations, a first priority security interest in the Barclays Primary Collateral and a second priority security interest in the Bank Primary Collateral.

     E. Pursuant to that certain Second Amended and Restated Security Agreement dated as of August 26, 1993, as amended by that certain First Amendment to Second Amended and Restated Security Agreement of even date herewith, between Borrower and Wells Fargo (the "Wells Security Agreement"), and those certain Deeds of Trust, Security Agreements and Fixture Filings, each of even date herewith, between Borrower and Wells Fargo (each a "First Deed of Trust" and collectively the "First Deeds of Trust") recorded in the applicable Counties in the State of California, Borrower has granted to Wells Fargo to secure repayment of the Bank Obligations, a first priority lien on and security interest in the Bank Primary Collateral, and a second priority security interest in the Barclays Primary Collateral.

     F. Wells Fargo, Barclays, and Borrower now enter into the Agreement below to set forth the respective rights of Wells Fargo and Barclays with respect to the Barclays Primary Collateral, the Bank Primary Collateral, and certain other matters.

          NOW, THEREFORE, in consideration of the Recitals set forth above, which by this reference are incorporated into the Agreement below, and the premises and mutual agreements set forth below, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                            AGREEMENT

                            ARTICLE I

                           DEFINITIONS

     1.1 Defined Terms. All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Bank Credit Agreement, unless clearly specified otherwise. For purposes of this Intercreditor Agreement, the following initially capitalized terms shall have the following meanings:

          "Bank Loan Documents" means, and is the collective reference to, the Bank Credit Agreement, the Loan Documents (as defined in the Bank Credit Agreement), this Intercreditor Agreement and any other agreements or documents executed in connection with any of the foregoing.

          "Bank Notes" means, and is the collective reference to, the "Existing Term Note" and the "New Term Note," each as defined in the Bank Credit Agreement.

          "Bank Obligations" means all present and future advances, debts, obligations and liabilities of Borrower of every type and description arising under or in connection with the Bank Credit Agreement or any of the other Bank Loan Documents, due or to become due to Wells Fargo or any of its successors, transferees or assigns, and shall include, without limitation,
(i) all liability of Borrower for payment of principal of and interest on the Bank Notes, (ii) all liability of Borrower under the Bank Credit Agreement or under any of the other Bank Loan Documents for any fees, expense reimbursements and indemnifications, and (iii) any and all other debts, obligations and liabilities of Borrower to Wells Fargo heretofore, now or hereafter incurred or created (and all renewals, extensions, modifications and rearrangements thereof), under, in connection with, in respect of, or evidenced or created by, the Bank Credit Agreement or any or all of the other Bank Loan Documents, whether voluntary or involuntary, however arising, and whether due or not due, absolute or contingent, secured or unsecured, liquidated or unliquidated, determined or undetermined, direct or indirect, and whether Borrower may be liable individually or jointly with others.

          "Bank Primary Collateral" means, and is the collective reference to, any and all property of Borrower in which Borrower purports to grant to Wells Fargo a first priority Lien or security interest under the Wells Security Agreement or the First Deeds of Trust, and which is not Barclays Primary Collateral, including all of Borrower's now owned or hereafter acquired interests in real property, machinery, apparatus, equipment, fittings, furniture, fixtures and motor vehicles, and all proceeds thereof.

          "Barclays Loan Documents" means, and is the collective reference to, the Barclays Loan Agreement, the Loan Documents (as defined in the Barclays Loan Agreement), this Intercreditor Agreement and any other agreements or documents executed in connection with any of the foregoing.

          "Barclays Obligations" means all present and future advances, debts, obligations and liabilities of Borrower of every type and description arising under or in connection with the Barclays Loan Agreement or any of the other Barclays Loan Documents, due or to become due to Barclays or any of its successors, transferees or assigns, and shall include, without limitation, (i) all liability of Borrower for payment of principal of and interest on the Barclays Revolving Debt, (ii) all liability of Borrower under the Barclays Loan Agreement or under any of the other Barclays Loan Documents for any fees, expense reimbursements and indemnifications, and (iii) any and all other debts, obligations and liabilities of Borrower to Barclays heretofore, now or hereafter incurred or created (and all renewals, extensions, modifications and rearrangements thereof), under, in connection with, in respect of, or evidenced or created by, the Barclays Loan Agreement or any or all of the other Barclays Loan Documents, whether voluntary or involuntary, however arising, and whether due or not due, absolute or contingent, secured or unsecured, liquidated or unliquidated, determined or undetermined, direct or indirect, and whether Borrower may be liable individually or jointly with others.

          "Barclays Primary Collateral" means, and is the collective reference to, any and all property of Borrower in which Borrower purports to grant to Barclays a first priority Lien or security interest under the Barclays Loan Agreement, including all of Borrower's now owned or hereafter acquired interests in inventory, accounts receivable, chattel paper, documents, instruments, certificated or uncertificated securities, letters of credit, cash, tax refunds and deposit accounts, and all general intangibles (including license agreements, tradenames, trademarks, trademark licenses, patents and patent rights) relating to or used or arising in connection with Borrower's ownership, use or sale of any of the foregoing, and all books and records relating to any of the foregoing, and all proceeds thereof (subject in each and every case, however, to the rights of Receivables Corporation (as defined in the Barclays Loan Agreement) pursuant to the Receivables Purchase Agreement (as defined in the Barclays Loan Agreement).

          "Foreclosure Action" means any action taken by Barclays or Wells Fargo based upon the occurrence of a Default or Event of Default (each as defined in the Barclays Loan Agreement) or an Unmatured Event of Default or Event of Default (each as defined in the Bank Loan Agreement), to exercise or enforce any of such Lender's Liens or security interests in any particular property, including commencing judicial or nonjudicial foreclosure proceedings, exercising or taking any steps toward exercising any remedy with respect to any item of real or personal property included in the Collateral, exercising or taking any steps toward exercising any rights afforded to secured creditors in a case under the Bankruptcy Code, or taking any action under the Bankruptcy Code that directly relates to or directly affects the Collateral, other than any such action that relates to or affects all or substantially all the property of the bankruptcy estate and is not part of an effort to realize upon any of the Collateral (e.g. a motion for the appointment of a trustee).

          "Insolvency or Liquidation Proceeding" means (i) any insolvency or bankruptcy case or proceeding (including any case under the Bankruptcy Code), or any receivership, liquidation, reorganization or other similar case or proceeding with respect to Borrower, any Subsidiary of Borrower, or their respective creditors, or to their assets, or (ii) any liquidation, dissolution, reorganization or winding up of Borrower or any Subsidiary of Borrower, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (iii) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of Borrower or any Subsidiary of Borrower.

          "Junior Bank Lien" means, and is the collective reference to, the second priority Liens on and security interests in the Barclays Primary Collateral granted by Borrower to Wells
Fargo pursuant to the Wells Security Agreement to secure payment of the Bank Obligations.

          "Junior Barclays Lien" means, and is the collective reference to, the second priority Liens on and security interests in the Bank Primary Collateral granted by Borrower to Barclays pursuant to the Barclays Loan Agreement and the Second Deeds of Trust to secure payment of the Barclays Obligations.

          "Lenders" means, and is the collective reference to, Wells Fargo and Barclays and their respective successors and assigns.

          "Loan Documents" means, and is the collective reference to, the Bank Loan Documents and the Barclays Loan Documents.

          "Obligations" means, and is the collective reference to, the Bank Obligations and the Barclays Obligations.

          "Replacement Facility" means a credit facility that is a renewal, replacement, or extension of the secured revolving working capital credit facility provided by Barclays to Borrower pursuant to the Barclays Loan Agreement.

          "Senior Bank Lien" means, and is the collective reference to, the first priority Liens on the Bank Primary Collateral granted by Borrower to Wells Fargo pursuant to the Wells Security Agreement and the First Deeds of Trust to secure payment of the Bank Obligations.

          "Senior Barclays Lien" means, and is the collective reference to, the first priority Liens on and security interests in the Barclays Primary Collateral granted by Borrower to Barclays pursuant to the Barclays Loan Agreement to secure payment of the Barclays Obligations.



                           ARTICLE II

            TREATMENT OF BARCLAYS PRIMARY COLLATERAL

     2.1 Priorities In Barclays Primary Collateral Generally. Each of Wells Fargo, Borrower, and Barclays agrees, subject to the terms and conditions set forth herein, that until this Intercreditor Agreement ceases to be effective, Barclays (or its successors or assigns) shall hold a first priority security interest in the Barclays Primary Collateral to secure repayment of the Barclays Obligations (or any Replacement Facility), and Wells Fargo (or its successors or assigns) shall hold a second priority security interest in the Barclays Primary Collateral to secure repayment of the Bank Obligations.

     2.2 Subordination of The Junior Bank Lien. Notwithstanding anything to the contrary in any other agreement to which Wells
Fargo or Barclays is a party or of which any of them is a beneficiary, the parties hereto agree and acknowledge that:

          (a) Junior Bank Lien to Remain Subordinate. The Junior Bank Lien shall at all times be and remain subordinate, junior and subject to the Senior Barclays Lien, and the Senior Barclays Lien shall at all times be and remain superior and prior in right of payment and enforcement to the Junior Bank Lien, regardless of the order or time as of which any such Liens attach to any or all of the Barclays Primary Collateral, the order or time of UCC filings or any other filings or recordings, the order or time of granting of any Liens or the physical possession of any of the Barclays Primary Collateral.

          (b)  No Action.  For so long as the Barclays
Obligations (or any Replacement Facility) are outstanding, Wells
Fargo agrees not to take or cause to be taken any action, the purpose or effect of which would give it a preference or priority over Barclays with respect to any of the Barclays Primary
Collateral.

          (c) Payments to be Held in Trust. Wells Fargo agrees that it will pay over or deliver to Barclays, and segregate and hold in trust for the benefit of Barclays until paid or delivered to Barclays, any payment or distribution of any character, direct or indirect, whether in cash, securities or other property, received by Wells Fargo as a result of any Foreclosure Action on Barclays Primary Collateral or any other payment or distribution of or on account of any of the Barclays Primary Collateral or any proceeds of any of the Barclays Primary Collateral (including proceeds of any sale or other disposition of any of the Barclays Primary Collateral) until this Intercreditor Agreement ceases to be in full force and effect pursuant to Section 5.6 hereof.

          (d) Barclays Free to Act. Barclays in its capacity as holder of the Senior Barclays Lien will be free to take any and all actions whatsoever in respect of any of the Barclays Primary Collateral without the consent of Wells Fargo, and Wells Fargo hereby waives any requirements for such consent, and waives, to the fullest extent permitted under Applicable Law, any requirements for notice of Foreclosure Actions with respect to any of the Barclays Primary Collateral other than the notice required pursuant to Section 4.2(a) hereof.

     2.3  Various Agreements of Wells Fargo.

          (a) No Challenge to Senior Barclays Lien. Wells Fargo agrees not to (i) take any action to challenge the validity, enforceability, amount or priority of the Senior Barclays Lien,
(ii) induce any other Person to take such action or
(iii) cooperate with any Person in taking such action.

          (b) No Duty of Barclays to Act. Barclays in its capacity as holder of the Senior Barclays Lien shall not have any obligation or duty, nor shall Wells Fargo have any right to direct Barclays, to retain, perfect, protect, waive or release any of the Barclays Primary Collateral, to act or refrain from acting with respect to any Default or Event of Default (each as defined in the Barclays Loan Agreement), to act or refrain from acting with respect to the collection of any claim from any account debtor, guarantor or any other party, to realize upon any of the Barclays Primary Collateral or otherwise to exercise or refrain from exercising any rights or remedies in respect of Borrower, the Senior Barclays Lien or any of the Barclays Primary Collateral. Wells Fargo expressly agrees that Barclays will have the unfettered right to release, waive, terminate or otherwise diminish (whether intentionally, negligently or otherwise) the Senior Barclays Lien at any time and that Barclays shall be entitled to receive and apply to the Barclays Revolving Debt any and all proceeds which it may receive in consideration of any such release or termination by Barclays. The foregoing shall not, however, authorize or permit Barclays to take any action or refrain from taking any action not otherwise authorized or permitted by this Agreement.

          (c) Wells Fargo Consent to Disposition of Barclays Primary Collateral. Wells Fargo hereby consents to the disposition of any Barclays Primary Collateral in a private sale, with or without an appraisal (and at a price below the appraised value if any appraisal is obtained), and to any bid (including any credit bid) or purchase by Barclays at any private or public sale.

          (d) Waiver of Right to Sue. Without limiting the foregoing, Wells Fargo hereby waives the right to commence any legal action or assert in any legal action or any bankruptcy or other proceeding any claim against Barclays seeking damages from Barclays or other relief, by way of specific performance, injunction or otherwise, with respect to any action taken or omitted by Barclays in connection with the Barclays Primary Collateral in accordance with this Intercreditor Agreement.

     2.4  Additional Waivers and Agreements of Wells Fargo With
Respect to Barclays Primary Collateral.

          (a)  Election of Remedies.  Wells Fargo hereby waives
(i) any requirement for marshaling of assets by Barclays in connection with any foreclosure of the Senior Barclays Lien (or the proceeds thereof) or any other realization in respect of the Barclays Primary Collateral and (ii) any other principle of election of remedies.

          (b) Unenforceability of Barclays Obligations or Senior Barclays Lien. Wells Fargo agrees that the subordination of the Junior Bank Lien to the Senior Barclays Lien hereunder applies regardless of the validity or enforceability of the Barclays Obligations or the validity, perfection or enforceability of the Senior Barclays Lien. To the extent that Barclays receives payments of proceeds of Barclays Primary Collateral which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under the Bankruptcy Code or any other state or federal law, then, to the extent of such payment or proceeds received, the Barclays Obligations in respect of the Barclays Revolving Debt intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by Barclays.

          (c) Further Assurances. Wells Fargo will execute and deliver to Barclays any other document or instrument reasonably requested by Barclays to further assure the subordinated status of the Junior Bank Lien with respect to the Barclays Primary Collateral.

     2.5 Release of Junior Bank Lien. Wells Fargo agrees to take all steps reasonably necessary to release the Junior Bank Lien upon (a) the payment by Borrower of all of the Bank Obligations in connection with the New Term Loan, and (b) the concurrent release by Barclays of the Junior Barclays Lien pursuant to Section 3.5 hereof.


                           ARTICLE III

              TREATMENT OF BANK PRIMARY COLLATERAL

     3.1 Priorities In Bank Primary Collateral Generally. Each of Wells Fargo, Borrower, and Barclays agrees, subject to the terms and conditions set forth herein, that until this Intercreditor Agreement ceases to be effective, Wells Fargo (or its successors or assigns) shall hold a first priority security interest in the Bank Primary Collateral to secure repayment of the Bank Obligations, and Barclays (or its successors or assigns) shall hold a second priority security interest in the Bank Primary Collateral to secure repayment of the Barclays Obligations.

     3.2  Subordination of The Junior Barclays Liens.
Notwithstanding anything to the contrary in any other agreement to which Wells Fargo or Barclays is a party or of which any of them is a beneficiary, the parties hereto agree and acknowledge that:

          (a) Junior Barclays Lien to Remain Subordinate. The Junior Barclays Lien shall at all times be and remain subordinate, junior and subject to the Senior Bank Lien, and the Senior Bank Lien shall at all times be and remain superior and prior in right of payment and enforcement to the Junior Barclays Lien, regardless of the order or time as of which any such Liens attach to any or all of the Bank Primary Collateral, the order or time of recording of the First Deeds of Trust and the Second Deeds of Trust, any UCC filings or any other filings or recordings, or the order or time of granting of any Liens.

          (b) No Action. For so long as the Bank Obligations are outstanding, Barclays agrees not to take or cause to be taken any action, the purpose or effect of which would give it a preference or priority over Wells Fargo with respect to any of the Bank Primary Collateral.

          (c) Payments to be Held in Trust. Barclays agrees that it will pay over or deliver to Wells Fargo, and segregate and hold in trust for the benefit of Wells Fargo until paid or delivered to Wells Fargo, any payment or distribution of any character, direct or indirect, whether in cash, securities or other property, received by Barclays as a result of any Foreclosure Action on Bank Primary Collateral or any other payment or distribution of or on account of any of the Bank Primary Collateral or any proceeds of any of the Bank Primary Collateral (including proceeds of any sale or other disposition of any of the Bank Primary Collateral) until this Intercreditor Agreement ceases to be in full force and effect pursuant to
Section 5.6 hereof.

          (d) Wells Fargo Free to Act. Wells Fargo will be free to take any and all actions whatsoever in respect of any of the Bank Primary Collateral without the consent of Barclays in its capacity as holder of the Junior Barclays Lien, and Barclays hereby waives any requirements for such consent, and waives, to the fullest extent permitted under Applicable Law, any requirements for notice of Foreclosure Actions with respect to any of the Bank Primary Collateral other than the notice required pursuant to Section 4.1(a) hereof.

     3.3  Various Agreements of Barclays.

          (a) No Challenge to Senior Bank Lien. Barclays agrees not to (i) take any action to challenge the validity, enforceability, amount or priority of the Senior Bank Lien,
(ii) induce any other Person to take such action or
(iii) cooperate with any Person in taking such action.

          (b) No Duty of Wells Fargo to Act. Wells Fargo shall not have any obligation or duty to Barclays, nor shall Barclays have any right to direct Wells Fargo, to retain, perfect, protect, waive or release any of the Bank Primary Collateral, to act or refrain from acting with respect to any Unmatured Event of Default or Event of Default (each as defined in the Bank Credit Agreement), to realize upon any of the Bank Primary Collateral or otherwise to exercise or refrain from exercising any rights or remedies in respect of Borrower, the Senior Bank Lien or any of the Bank Primary Collateral. Barclays expressly agrees that Wells Fargo will have the unfettered right to release, waive, terminate or otherwise diminish (whether intentionally, negligently or otherwise) the Senior Bank Lien at any time and that Wells Fargo shall be entitled to receive and apply to the Bank Obligations any and all proceeds which it may receive in consideration of any such release or termination by Wells Fargo. The foregoing shall not, however, authorize or permit Wells Fargo to take any action or refrain from taking any action not otherwise authorized or permitted by this Agreement.

          (c) Barclays Consent to Disposition of Bank Primary Collateral, Including By Nonjudicial Foreclosure. Barclays hereby consents to (i) the disposition of any Bank Primary Collateral consisting of personal property in a private sale, with or without an appraisal (and at a price below the appraised value if any appraisal is obtained), and to any bid (including any credit bid) or purchase by Bank in its capacity as holder of the Senior Bank Lien at any private or public sale, and (ii) the disposition of any Bank Primary Collateral consisting of interests in real property in a nonjudicial foreclosure sale, and to any bid (including any credit bid) or purchase by Wells Fargo at any such foreclosure sale. To the extent that California Civil Code of Procedure ("CCP") Section 580d might be construed to give Barclays the right to object to Wells Fargo pursuing a deficiency judgment following a judicial foreclosure sale, Barclays waives any such right.

          (d) Waiver of Right to Sue. Without limiting the foregoing, Barclays in its capacity as holder of the Junior Barclays Lien hereby waives the right to commence any legal action or assert in any legal action or any bankruptcy or other proceeding any claim against Wells Fargo seeking damages from Wells Fargo or other relief, by way of specific performance, injunction or otherwise, with respect to any action taken or omitted by Wells Fargo in connection with the Primary Bank Collateral in accordance with this Intercreditor Agreement.

     3.4  Additional Waivers and Agreements of Barclays With
Respect to Bank Primary Collateral.

          (a)  Election of Remedies.  Barclays hereby waives
(i) any requirement for marshaling of assets by Wells Fargo in connection with any foreclosure of the Senior Bank Lien (or the proceeds thereof) or any other realization upon the Bank Primary Collateral and (ii) any other principle of election of remedies.

          (b) Unenforceability of Bank Obligations or Senior Bank Lien. Barclays agrees that the subordination of the Junior Barclays Lien to the Senior Bank Lien hereunder applies regardless of the validity or enforceability of the Bank Obligations or the validity, perfection or enforceability of the Senior Bank Lien. To the extent that Wells Fargo receives payments of proceeds of Bank Primary Collateral which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under the Bankruptcy Code or any other state or federal law, then, to the extent of such payment or proceeds received, the Bank Obligations intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by Wells Fargo.

          (c) Further Assurances. Barclays will execute and deliver to Wells Fargo any other document or instrument reasonably requested by Wells Fargo to further assure the subordinated status of the Junior Barclays Lien with respect to the Bank Primary Collateral.

     3.5 Release of Junior Barclays Lien. Barclays agrees to take all steps reasonably necessary to release the Junior Barclays Lien upon (a) the payment by Borrower of not less than $5,000,000 of the Revolving Loans (as defined in the Barclays Loan Agreement) from the proceeds of the Long Term Financing Transaction (as defined in the Barclays Loan Agreement), and
(b) the concurrent release by Bank of the Junior Bank Lien pursuant to Section 2.5 hereof.


                           ARTICLE IV

         AGREEMENTS OF PARTIES WITH RESPECT TO REMEDIES

     4.1  Agreements of Wells Fargo With Respect To Debt
Collection Actions.

          (a) Forbearance; Required Notice. Wells Fargo agrees that while this Intercreditor Agreement remains in full force and effect it shall not demand, sue for, or enforce any claim for any of the Bank Obligations, exercise any remedy under the Bank Credit Agreement or otherwise available to it as the holder of the Bank Obligations (including accelerating the Bank Obligations or filing, taking or maintaining any Insolvency or Liquidation Proceeding against or with respect to Borrower in connection with the Bank Notes), or otherwise take any action against Borrower, unless Wells Fargo has provided Barclays with at least three (3) Business Days prior written notice of its intention to take such action; provided, however, that Wells Fargo may accelerate the Bank Obligations without providing such notice if at the time of Wells Fargo's acceleration Barclays has already accelerated the Barclays Obligations.

          (b) Application of this Section 4.1. Wells Fargo agrees and acknowledges that this Section 4.1 applies only to actions by Wells Fargo to directly collect the Bank Obligations on an unsecured basis, not to Foreclosure Actions, as to which Wells Fargo hereby agrees to enforce its rights exclusively in accordance with Section 4.3 hereof.

     4.2  Agreements of Barclays With Respect To Debt Collection
Actions.

          (a) Forbearance; Required Notice. Barclays agrees that while this Intercreditor Agreement remains in full force and effect it shall not demand, sue for, or enforce any claim for any of the Barclays Obligations, exercise any remedy under the Barclays Loan Agreement or otherwise available to it as the holder of the Barclays Revolving Debt (including accelerating the Barclays Obligations or filing, taking or maintaining any Insolvency or Liquidation Proceeding against or with respect to Borrower in connection with the Barclays Obligations), or otherwise take any action against Borrower, unless Barclays has provided Wells Fargo with at least three (3) Business Days prior written notice of its intention to take such action; provided, however, that Barclays may accelerate the Barclays Obligations without providing such notice if at the time of Barclays' acceleration Wells Fargo has already accelerated the Bank Obligations; and provided, however, that this Section 4.2 shall not prohibit or limit Barclays' discretion to refuse to make additional Revolving Loans or issue or renew Letters of Credit or LC Guaranties (each as defined in the Barclays Loan Agreement) at any time that a Default or Event of Default as defined in the Barclays Loan Agreement has occurred and is continuing.

          (b) Application of This Section 4.2. Barclays agrees and acknowledges that this Section 4.2 applies only to actions by Barclays to directly collect the Barclays Obligations on an unsecured basis, not to Foreclosure Actions, as to which Barclays hereby agrees to enforce its rights exclusively in accordance with Section 4.3 hereof.

     4.3  Agreements of The Parties With Respect To Foreclosure
Actions.

          (a) Foreclosure Actions By Barclays with Respect To The Senior Barclays Lien. Wells Fargo hereby agrees and acknowledges that Barclays shall be entitled to take any and all Foreclosure Actions it deems in its sole and absolute discretion to be necessary or appropriate in respect of the Senior Barclays Lien.
          (b) Foreclosure Actions by Wells Fargo With Respect To The Junior Bank Lien. Wells Fargo agrees to forbear and not take any Foreclosure Actions with respect to the Junior Bank Lien unless (i) Barclays has consented in advance in writing to such Foreclosure Action or (ii) this Intercreditor Agreement has terminated pursuant to Section 5.6 hereof.

          (c) Foreclosure Actions by Wells Fargo With Respect To The Senior Bank Lien. Barclays hereby agrees and acknowledges that Wells Fargo shall be entitled to take any and all Foreclosure Actions it deems in its sole and absolute discretion to be necessary or appropriate in respect of the Senior Bank Lien.

          (d) Foreclosure Actions by Barclays With Respect To The Junior Barclays Lien. Barclays agrees to forbear and not take any Foreclosure Actions with respect to the Junior Barclays Lien unless (i) Wells Fargo has consented in advance in writing to such Foreclosure Action or (ii) this Intercreditor Agreement has terminated pursuant to Section 5.6 hereof.


                            ARTICLE V

            ADDITIONAL AGREEMENT AND REPRESENTATIONS

      5.1 Relative Rights. To the extent that this Intercreditor Agreement defines the relative rights of Wells
Fargo, on the one hand, and Barclays, on the other hand, nothing in this Intercreditor Agreement is intended to or shall:

          (a) Obligations of Borrower. Impair, as between Borrower and Barclays or Borrower and Wells Fargo, the obligation of Borrower, which is absolute and unconditional, to pay the outstanding principal of (and premium, if any) and interest on, the Barclays Revolving Debt and all other Barclays Obligations and the Bank Notes and all other Bank Obligations, respectively, as and when the same shall become due and payable in accordance with their terms;

          (b) Rights of Other Creditors. Affect (i) the relative rights of creditors of Borrower other than Wells Fargo and Barclays against Borrower or (ii) the relative rights of Wells Fargo and Barclays against other creditors of Borrower; or

          (c) Exercise of Remedies. Prevent either Lender from exercising all remedies otherwise permitted by Applicable Law upon an Event of Default, subject to the provisions in this Intercreditor Agreement.

     5.2  Additional Agreements.

          (a) Information. Each of the Lenders assumes all responsibility for keeping itself informed as to the condition (financial or otherwise), business, assets and operations of Borrower, the condition of their respective collateral and all other circumstances that might in any way affect its risk with respect to the Barclays Obligations or the Bank Obligations, as the case may be (including the risk of non-payment thereof), and neither Lender shall have any duty or obligation whatsoever to obtain or disclose to the other any information or documents relative to such condition, business, assets or operations of Borrower, such collateral or such risk, whether acquired by such Lender in the course of its relationship with Borrower or otherwise.

          (b) Unenforceability of Loan Documents. Barclays agrees that the terms hereof shall apply regardless of the validity or enforceability of the Bank Obligations or the Bank Credit Agreement or any of the other Bank Loan Documents or the validity, perfection or enforceability of any of the Liens on the Collateral. Wells Fargo agrees that the terms hereof shall apply regardless of the validity or enforceability of the Barclays Obligations or the Barclays Loan Agreement or any other of the Barclays Loan Documents or the validity, perfection or enforceability of any of the Liens on the Collateral.

     5.3  Transferees of Barclays or Wells Fargo; Notice of
Agreement.

          (a) Assumption of Obligations Hereunder. Neither Wells Fargo nor Barclays shall at any time sell, assign, transfer, grant participations in, or otherwise dispose of, all or any portion of the Bank Obligations or the Barclays Obligations, respectively, unless and until any such transferee or participant shall have assumed in a writing reasonably satisfactory to the non-transferring Lender all the Obligations of the transferring Lender under this Intercreditor Agreement. All references to successors and assigns of the Lenders hereunder presume such assumption of Obligations by such successors and assigns; provided, however, that the Lenders' successors and assigns shall be bound by the provisions of this Intercreditor Agreement notwithstanding a breach of this Section 5.3(a).

          (b) No Prior Assignments By Barclays. Barclays represents and warrants to Wells Fargo that Barclays has not previously assigned or transferred any interest in the Barclays Loan Agreement, that no party owns an interest in the Barclays Loan Agreement other than Barclays and that the entire principal amount of the Barclays Revolving Debt is owing only to Barclays. Barclays covenants that the entire principal amount of the Barclays Revolving Debt shall continue to be owing only to it, unless assigned in accordance with the terms of this Intercreditor Agreement.

          (c) No Prior Assignments By Wells Fargo. Wells Fargo represents and warrants to Barclays that it has not previously assigned or transferred any interest in either of the Bank Notes, that no party owns an interest in either of the Bank Notes other than Wells Fargo and that the entire principal amount of both of the Bank Notes is owing only to Wells Fargo. Wells Fargo covenants to Barclays that the entire principal amount of the Bank Notes shall continue to be owing only to Wells Fargo, unless assigned in accordance with the terms of this Intercreditor Agreement.

     5.4 Validity and Binding Nature of Agreement. Each party hereto represents and warrants to each of the other parties hereto that this Intercreditor Agreement constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms, except as enforceability may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally.

     5.5 Restriction on Amendments to Loan Documents. Unless an Event of Default (as defined in the Bank Credit Agreement) has occurred and is continuing, Wells Fargo shall not amend or modify the terms and conditions of the Bank Credit Agreement or the Bank Notes, and unless an Event of Default (as defined in the Barclays Loan Agreement) has occurred and is continuing, Barclays shall not amend or modify the terms and conditions of the Barclays Loan Agreement, if in either case the effect of any such amendment or modification is to (i) advance maturity dates, (ii) increase interest rates or amounts of payments or any fees, (iii) add obligors or guarantors, (iv) change any provisions in any manner which may be materially adverse to the other Lender, or
(v) otherwise make any such terms and conditions more restrictive or burdensome on Borrower than the terms and conditions of such Bank Note and Barclays Loan Agreement, respectively, delivered and in effect on the date of this Intercreditor Agreement or at the time of such amendment or modification. Neither this Section
5.5 nor any other provision of this Intercreditor Agreement shall be construed to prohibit, limit, or condition any action of Barclays in connection with negotiating or agreeing with Borrower and any other Person as to the terms of new credit facilities to renew, replace, extend, or modify the Barclays Revolving Debt, except that Barclays agrees that during the period beginning on the date hereof and ending on the last day of the Original Term (as defined in the Barclays Loan Agreement), Barclays will not enter into any agreement with the Borrower to advance the maturity date of, increase the interest rate on, or increase the fees applicable to, the Barclays Revolving Debt.

     5.6 Continuing Agreement; Termination. This is a continuing agreement of the parties hereto, and either Lender may continue, at any time and without notice to the other but in accordance with the terms of the Loan Documents to which it is a party, to extend credit or other financial accommodations to or for the benefit of Borrower in reliance hereon. This Intercreditor Agreement shall be effective and may not be terminated or otherwise revoked by a Lender until the earlier to occur of (a) the date on which the Barclays Obligations (including any Replacement Facility) have been paid or otherwise satisfied in full or (b) the date on which all of the Bank Obligations have been paid or otherwise satisfied in full. In the event that either Lender shall have any right under Applicable Law or otherwise to terminate or revoke this Intercreditor Agreement which cannot be waived, such termination or revocation shall not be effective until written notice of such termination or revocation, signed by such Lender, is actually received by the other Lender. Any such termination or revocation shall not affect this Intercreditor Agreement in relation to
(i) any Obligations owing to the other Lender which arose prior to the receipt thereof, (ii) any of the Obligations owing to the other Lender created after receipt thereof if such Obligations were incurred either through committed advances or re-advances by such other Lender pursuant to its financing arrangements with Borrower or incurred for the purpose of protecting or enforcing rights against Borrower or its collateral, or (iii) any renewals, extensions, re-advances, modifications or rearrangements of the foregoing.

     5.7 Notice of Default or Acceleration Provided by Borrower. Borrower shall give prompt written notice to Wells Fargo and Barclays of the occurrence of any Default, Unmatured Event of Default or Event of Default and the acceleration of any indebtedness under the Bank Credit Agreement or Barclays Loan Agreement, as the case may be. Failure to give such notice, however, shall not affect in any way the relative treatment of the Bank Obligations and the Barclays Obligations as provided herein.

     5.8  Remedies Not Exclusive.

          (a) Remedies Cumulative. No remedy conferred herein upon or reserved to one or more of the parties hereto is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity.

          (b) Delays Or Omissions Do Not Impair. No delay or omission by one or more of the parties hereto in exercising any right, remedy or power hereunder shall impair any such right, remedy or power, or shall be construed to be a waiver thereof, and every right, power and remedy given by this Intercreditor Agreement to one or more of the parties hereto may be exercised from time to time and as often as may be deemed expedient by such party or parties.

     5.9 Antideficiency Waivers. For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower hereby expressly and irrevocably disclaims and renounces any right and hereby waives any defense, protection or right under: (a) CCP Section 580d, concerning the bar of a deficiency judgment after foreclosure of a deed of trust under a power of sale; (b) CCP Section 580a, purporting to limit the amount of a deficiency judgment which may be obtained following exercise of a power of sale under a deed of trust; (c) CCP Section 726, concerning exhaustion of collateral and the form of foreclosure proceedings with respect to real property security, and otherwise limiting the amount of a deficiency judgment which may be recovered following completion of a judicial foreclosure by reference to the "fair value" of the foreclosed collateral; and
(d) any rights to receive notices of default, notices of sale or other similar notices under (i) California Civil Code Sections 2924, 2924b, 2924c, 2924f, 2924g, and 2924h, (ii) California
Uniform Commercial Code ("UCC") Section 9504(3), or (iii) any other applicable provision of California law to challenge the regularity or conduct of any foreclosure sale or trustee's sale of any real property collateral pursuant to the First Deeds of Trust or the Second Deeds of Trust; and (e) any duty on the part of Wells Fargo or Barclays to conduct a commercially reasonable sale under UCC Section 9504(3) to the extent any portion of the Collateral consists of personal property or fixtures, including, without limitation, the making of any election under UCC Section 9501(4) in respect of any such personal property or fixtures, and Borrower agrees that the Bank Obligations and the Barclays Obligations hereunder shall remain in full force and effect without modification, impairment, abrogation, diminution or amendment, notwithstanding any actual or potential absence, impairment or loss of any right of reimbursement, contribution or subrogation.

          Borrower warrants and agrees that each of the waivers set forth above is made with Borrower's full knowledge of its significance and consequences and made after the opportunity to consult with counsel of its own choosing, and that under the circumstances the waivers are reasonable and not contrary to public policy or law. If any of said waivers are determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by such applicable law. By initialing this provision where indicated below, Borrower confirms that Wells Fargo's and Barclays' agreements to extend the Bank Obligations and the Barclays Obligations constitutes adequate and valuable consideration, given individual weight by Borrower, for this waiver and agreement.

          BORROWER'S INITIALS:  ________


                           ARTICLE VI

                          MISCELLANEOUS

     6.1 Notice. All notices and other communications under this Intercreditor Agreement shall (a) be in writing (which shall include communications by telecopy), (b) be deemed to have been given or made when sent by overnight courier and telecopy and
(c) be given at the following respective addresses and telecopier numbers:

               (i)  If to Borrower, to it at:

               Gottschalks Inc.
               7 River Park Place East
               Fresno, California  93720
               Attention:  General Counsel
               Telecopier No.:  (209) 434-4804

               (ii) If to Wells Fargo, to it at:

               Wells Fargo Bank, N.A.
               111 Sutter Street, 17th Floor
               San Francisco, California  94104
               Attention:  Bruce O'Neill
               Telecopier No.:  (415) 398-7572

               (iii) If to Barclays, to it at:

               Barclays Business Credit, Inc.
               1999 Harrison Street, Suite 1450
               Oakland, California  94612-3508
               Attention:  Melvin L. Robbins
               Telecopier No.:  (510) 763-4924


or at such other address or telecopier number as Borrower, Wells
Fargo, or Barclays, as the case may be, may hereafter specify for such purpose in a notice to the others specifically captioned
"Notice of Change of Address."

     6.2 Amendments and Waivers. Any provision of this Intercreditor Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by Wells Fargo and Barclays (or their successors and assigns) (and, if the rights or duties of Borrower are affected thereby, by Borrower).

     6.3  Successors and Assigns.

          (a) Binding Agreement. This Intercreditor Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except that (i) neither Wells Fargo nor Barclays may assign its obligations under this Intercreditor Agreement except as expressly permitted hereunder and (ii) Borrower may not assign its rights or obligations under this intercreditor Agreement.

          (b) Rights of Transferees. Subject to Section 6.3(a), either Lender may at any time sell, assign, transfer, grant participations in or otherwise dispose of all or any portion of the Obligations owing such Lender or of its right, title and interest therein or thereto or in or to this Intercreditor Agreement and any such purchaser, assignee, transferee, participant or successor shall thereupon be entitled to the rights, powers and privileges of such Lender hereunder.

     6.4 Governing Law and Venue. The validity of this Intercreditor Agreement, the construction, interpretation and enforcement hereof and the rights of the parties hereunder shall be determined under, governed by, and construed in accordance with the internal laws of the State of California. The parties agree that all actions or proceedings arising in connection with this Intercreditor Agreement shall be tried and litigated in State and Federal courts located in the County of San Francisco, State of California unless such actions or proceedings are required to be brought in another court to obtain subject matter jurisdiction over the matter in controversy. WELLS FARGO, BARCLAYS, AND BORROWER HEREBY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 6.4. SERVICE OF PROCESS, SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION OR PROCEEDING AGAINST ANY PARTY HERETO MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ITS ADDRESS INDICATED IN SECTION 6.1 HEREOF, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) CALENDAR DAYS AFTER SUCH MAILING.

     6.5 Severability of Provisions. Any provision of this Intercreditor Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     6.6 Counterparts. This Intercreditor Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same instrument.

     6.7 Entire Agreement. This Intercreditor Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior discussions, negotiations, offers, understandings, and agreements. There are no other understandings or agreements, and neither Lender has made any representations or promises with respect to the subject matter hereof, unless specifically set forth in this Intercreditor Agreement. Each party acknowledges that it has expressly bargained for a prohibition of any implied or oral amendments or modifications of any kinds, nature or character. Each party acknowledges and agrees that this Intercreditor Agreement, together with the Loan Documents executed in connection herewith, is fully integrated and not in need of parol evidence in order to reflect the intentions of the parties, and that the parties intend the literal words of this Intercreditor Agreement executed in connection herewith to govern the transactions described herein, and for all prior negotiations, drafts and other extraneous communications to have no significance or evidentiary effect whatsoever.

     6.8  Interpretation.

          (a) The term "including" or any of its variants shall mean "including" or such variant "without limiting the generality of the foregoing."

          (b) The words "herein," "hereof" and "hereunder" and words of similar import, when used in this Intercreditor
Agreement, shall refer to this Intercreditor Agreement as a whole and not to any provision of this Intercreditor Agreement.

          (c) Unless the context clearly requires otherwise, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa and "or" has the inclusive meaning represented by the phrase "and/or" (even though the phrase "and/or" may sometimes be used herein).

          (d) The section and other headings contained in this Intercreditor Agreement are for reference purposes only and shall not control or affect the construction of any provision of this Intercreditor Agreement or the interpretation hereof or thereof in any respect. Section references herein are to this Intercreditor Agreement unless otherwise specified.

          (e) This Intercreditor Agreement shall be construed to liberally effectuate the rights and remedies of the parties hereto as expressed herein, and neither such principle of interpretation nor the express language of this Intercreditor Agreement shall be impaired or adversely affected by any prior discussion, form or draft of this Intercreditor Agreement or any of the instruments and documents executed in connection herewith. The deletion of any provision from a prior draft of this Intercreditor Agreement shall not and shall not be deemed to constitute (and shall not be used as) evidence of any fact or interpretation, since the parties may disagree as to the meaning and effect of such a deletion, as no prior draft of this Intercreditor Agreement shall be admissible as evidence of the meaning of this Intercreditor Agreement. This Intercreditor Agreement shall not be construed against either Wells Fargo or Barclays merely because it was initially drafted by counsel for Wells Fargo or Barclays.

     6.9 WAIVER OF TRIAL BY JURY. WELLS FARGO, BARCLAYS, AND BORROWER HEREBY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION HEREUNDER OR ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR ACTIONS.

     6.10 Inconsistencies. In the event of any irreconcilable inconsistency between the provisions of this Intercreditor Agreement and any provision of any other Loan Documents, the provisions of this Intercreditor Agreement shall control.

     6.11 No Course of Conduct. At no time shall the prior or subsequent course of conduct by Borrower or either Lender directly or indirectly limit, impair or otherwise adversely affect any of the parties' rights or remedies in connection with this or any of the instruments and documents executed in connection herewith, since the parties hereto agree that this Intercreditor Agreement shall only be amended by written instruments executed by the parties, as provided herein.

     6.12 No Third Parties Benefitted. This Intercreditor Agreement is made and entered into for the protection and benefit of the parties hereto and their successors and assigns, and no other person or entity shall be a direct or indirect beneficiary of or have any direct or indirect cause of action or claim in connection with this Intercreditor Agreement.

     6.13 Time of The Essence. Time is of the essence of each and every provision of this Intercreditor Agreement.

     6.14 Attorneys' Fees. In the event of any action at law or in equity between the parties hereto to enforce any of the provisions of this Intercreditor Agreement, the unsuccessful party or parties to such litigation shall pay to the successful party or parties all costs and expenses, including without limitation reasonable attorneys' fees and expenses, expert witness fees and costs of appeal, incurred therein by such successful party or parties, and if such successful party or parties shall recover judgment in any such action or proceeding, such costs, expenses, and attorneys' fees may be included in and as part of such judgment. The successful party shall be the party who is entitled to recover its costs of suit, whether or not the suit proceeds to final judgment. If no costs are awarded, the successful party shall be determined by the court.

           IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Agreement to be executed by their duly authorized officers in counterparts all as of the day and year first written above.

                              WELLS FARGO BANK, N.A.


                              By:_________________________
                                   Bruce O'Neill
                                   Vice President


                              BARCLAYS BUSINESS CREDIT, INC.


                              By:_________________________
                                   Melvin L. Robbins
                                   Senior Vice President


                              GOTTSCHALKS INC.


                              By:_________________________
                                   ___________________
                                   ___________________